Cannabis Growth Fund

Class I Shares

(Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 16, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated June 1, 2021, as supplemented.

After the close of business on September 24, 2021, the Cannabis Growth Fund (the “Fund”) will reorganize into an exchange-traded fund, the Cannabis Growth ETF (the “ETF”) (the “Reorganization”). In preparation for the closing of the Reorganization, the last day to purchase shares of the Fund will be September 20, 2021. If you would like to redeem your Fund shares prior to the closing of the Reorganization, redemption orders must be placed by the close of business on September 23, 2021. Direct shareholders can redeem their Fund shares by calling 1-888-885-0588. If you hold your Fund shares with a broker, please contact your broker to redeem your Fund shares. Any shares not redeemed prior to the closing of the Reorganization will be exchanged for shares of the ETF. After the closing of the Reorganization, shares of the ETF will be bought and sold in the secondary market at market price.

An Information Statement/Prospectus that contains important information about the Reorganization and the ETF, including information about the ETF’s investment strategies, risks, fees and expenses, was mailed on or about August 9, 2021 to shareholders of record of the Fund as of July 7, 2021. The Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Information Statement/Prospectus are available upon request and without charge by writing to the Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, by calling toll-free at 1-888-885-0588, or by visiting the Fund’s website at www.cannabisgrowthfunds.com.

Please file this Supplement with your records.